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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               September 24, 1996

                          Commission File No. 0-25940

                                VIEW TECH, INC.
             (Exact name of registrant as specified in its charter)


                                   California
                            (State of incorporation)

                                   77-0312442
                       (IRS Employer Identification No.)


            950 Flynn Road
          Camarillo, California                             93012
      (Address of principal executive offices)            (Zip Code)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (805) 482-8277

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          On September 24, 1996, View Tech, Inc., a California corporation ("View Tech"), completed its acquisition of GroupNet, Inc., a Massachusetts corporation ("GroupNet"), pursuant to an Agreement and Plan of Merger, dated as of August 30, 1996 (the "Merger Agreement"), by and among View Tech, GroupNet and Andrew W. Jamison, the president and sole shareholder of GroupNet (the "Merger"). The aggregate purchase price for all outstanding shares of GroupNet common stock consists of (i) 150,000 shares of View Tech common stock, valued at $7.00 per share or $1,050,000 in the aggregate, issued on September 24, 1996, and (ii) $330,000 in cash, of which (A) $110,000 was paid on August 30, 1996, upon execution of the Merger Agreement, and (B) a promissory note in the amount of $220,000 payable in two equal installments of $110,000 due on each of October 15, 1996 and December 16, 1996.

          GroupNet, based in Boston, Massachusetts, was an authorized dealer for PictureTel Corporation in video communication product distribution in the northeastern United States.

          In connection with the Merger and pursuant to a Registration Rights Agreement dated August 30, 1996, between View Tech and Mr. Jamison, View Tech granted certain "piggyback" registration rights to Mr. Jamison.

          The Merger was structured as a tax-free reorganization in which neither View Tech nor GroupNet or its security holders recognized taxable gain. It is intended that the Merger will be accounted for as a purchase transaction.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Businesses Acquired

          As of the date of this Current Report on Form 8-K, it is impracticable for View Tech to file the historical financial statements pursuant to Rule 310(c) of Regulation S-B. View Tech hereby undertakes to file such financial statements and information by filing an amendment to this Current Report on Form 8-K as soon as practicable but in no event later than 60 days after the date of this Current Report on Form 8-K.

     (c) Exhibits

     2.1 Agreement and Plan of Merger, dated as of August 30, 1996, by and among View Tech, Inc., GroupNet, Inc. and Andrew W. Jamison.

     10.1 Promissory Note, dated August 30, 1996, of View Tech, Inc. payable to Andrew W. Jamison.

     10.2 Registration Rights Agreement, dated August 30, 1996, between View Tech, Inc. and Andrew W. Jamison.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      VIEW TECH, INC.


                                      By:   /s/ William M. McKay
                                         -----------------------
                                          William M. McKay
                                          Chief Financial Officer, Treasurer and
                                          Secretary


Dated: September 24, 1996

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